SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 20, 2005

(Date of earliest event reported)

ORION ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	0-20837	13-3863260
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

501 Second Street, Suite 211, San Francisco, California 94107

(Address of principal executive offices) (Zip Code)

(415) 543-3470

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the 2005 Annual Meeting of Stockholders of Orion Acquisition Corp. II, a Delaware corporation

(the “Company”), held on May 20, 2005, Christopher A. Marlett and Anthony DiGiandomenico did not stand for reelection to the board of directors of the Company. Accordingly, the terms of Mr. Marlett and Mr. DiGiandomenico as directors of the Company ended upon the election of their successors at the Annual Stockholders’ Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Acquisition Corp. II

Date: May 24, 2005	By:	/s/ C. Patrick Machado
C. Patrick Machado Senior Vice President and Chief Financial Officer